Short-term Loans	12 Months Ended
Dec. 31, 2020
Debt Disclosure [Abstract]
Short-term Loans

(11)SHORT-TERM LOANS

Bank borrowings

In June 2018, the prior president and director of ACG, Jack Huang, entered into a three-year Commercial Loan Facility (the “Facility”) with China Minsheng Bank Beijing Branch to borrow up to RMB 15,000,000 to support the working capital of ATA Education. The Facility was pledged by the real estate property of Gongyuan 16th floor owned by ATA Education, pursuant to which a corresponding three-year pledge agreement has been entered into between ATA Education and China Minsheng Bank Beijing Branch. Jack Huang and ATA Education also signed an agreement, pursuant to which all drawdowns received from China Minsheng Bank should be transferred to ATA Education and the interests of these drawdowns will be fully paid by ATA Education. ATA Education shall pay interest at 6.525% per annum on the commencement date for each drawdown. The interest rate is subject to potential adjustment based on premium interest rate stipulated by the People’s Bank of China. In June and July 2018, ATA Education has received a total of RMB 15,000,000 drawdowns and this loan has been fully repaid on October 15, 2018. On April 12, 2019, the real estate property of Gongyuan 16th floor was released from pledge and the Facility was terminated correspondingly.

The Group assumed several bank borrowings with short-term loan balance of RMB 13,991,000 in connection with Huanqiuyimeng Acquisition, among which RMB 9,000,000 was repaid during the period from August 6, 2019 to December 31, 2019. Interest expense of RMB 164,930 accrued from these bank borrowings was recognized for the same period in 2019.

The Company entered into several short-term bank borrowings in total amount of RMB13,327,000 in 2020 to support operations of Huanqiuyimeng during the COVID-19 outbreak. RMB16,318,000, which includes the outstanding short-term loan balance of RMB 4,991,000 as of December 31, 2019, was repaid during the year of 2020. The Company recognized interest expenses of RMB 207,697 relating to these bank borrowings in 2020. The outstanding short-term loan balance in bank borrowings was RMB 2,000,000 as of December 31, 2020, which was fully repaid on March 31, 2021.

Other borrowings

During the year of 2020, to support its daily operations among COVID–19, Muhua Shangce Learning Data & Technology (Beijing) Limited (“Muhua Shangce”), the majority owned subsidiary of the Group obtained short-term borrowings from several parties, including: i) the Group’s CEO and Director, Mr. Xiaofeng Ma, in the amount of RMB 631,000 with no interest; ii) a third-party company, in the amount of RMB 3.0 million at an annual interest rate of 4.35% , which Mr. Xiaofeng Ma has provided a joint liability guarantee; iii) the CEO of Muhua Shangce in the amount of RMB 1,260,000, among which RMB 500,000 at an annual interest rate of 2.00% and RMB760,000 with no interest ; iv) a company controlled by Mr. Xiaofeng Ma in the amount of RMB 500,000 with no interest; v) three third party companies in the amount of RMB 900,000 with no interest. Muhua Shangce has repaid the CEO of Muhua Shangce and three third party companies in total amount of RMB1,490,000 in 2020.

As of December 31, 2019 and 2020, the outstanding short-term loan balance in other borrowings was RMB Nil and RMB 4,801,000, respectively.